Accel Entertainment Announces Expansion into Louisiana

November 5, 2024 – CHICAGO – Accel Entertainment, Inc. (NYSE: ACEL) (“Accel” or the “Company”), a leading distributed gaming operator, today announced that it has completed the acquisition of 85% of the ownership interests of Toucan Gaming, LLC and LSM Gaming, LLC, two Louisiana-based route operators and owners of multiple licensed video poker establishments (collectively, “Toucan”), for approximately $40 million. The combined business will operate as Toucan Gaming throughout Louisiana and will be led by Stan Guidroz, an industry-leading gaming executive and current CEO of Toucan Gaming. Mr. Guidroz owns the remaining 15% of Toucan’s ownership interests and will lead the Accel team supporting Toucan’s continued growth.
Transaction highlights include:
•A business that is expected to generate approximately $25 million of revenue and $6 million of Adjusted EBITDA in 2025;
•Further expansion of Accel’s operations into the southeastern United States;
•Adds 13 truck stop locations which include a total of 450 terminals; and
•Adds 60 3-machine locations which include a total of 180 terminals.
Accel CEO Andy Rubenstein commented, “The acquisition of Toucan further expands Accel’s reach into the attractive southeastern U.S., market, where we believe there is significant untapped demand and aligns with our ongoing strategy to expand Accel’s presence both organically and through acquisitions. Toucan is a well-run and highly respected company that shares many of Accel’s values and entrepreneurial attributes. I am confident Toucan is the perfect partner for our company, and we look forward to helping Stan grow the brand.”
“Today’s announcement with Accel is an exciting next step for the evolution of Toucan Gaming,” said Stan Guidroz, Owner and CEO of Toucan. “By partnering with an industry leader like Accel, we can quickly accelerate our growth plans and leverage the many benefits that increased innovation and scale brings to our establishment owners and playing customers. We could not be more thrilled to become a part of the Accel family and look forward to bolstering Accel’s presence in the southeastern U.S. market under the Toucan brand.”
About Toucan
Toucan is Louisiana’s fastest growing gaming and amusements provider. It is set apart from others by its entrepreneurial and ambitious team focused on creating outstanding gaming experiences and developing the most profitable gaming locations. Toucan Gaming uses the latest equipment and technology along with a Relax & Enjoy vibe to elevate the gaming experience. Toucan’s sales and support is statewide, with offices in Shreveport, Lafayette, and coming soon to New Orleans.

About LSM
LSM Gaming started as a family-owned Louisiana video poker gaming company and has been in business for decades as a licensed Louisiana device owner and establishment operator. The Company has assets placed in the northwest Louisiana tri-parish area including a portfolio of eight truck stop accounts and approximately thirty (30) 3-machine locations, along with a tenured and experienced staff. The company has been managed by Mr. Guidroz for the past three years.

About Accel
Accel is a leading distributed gaming operator in the United States and a preferred partner for local business owners in the markets it serves. Accel offers turnkey full-service gaming solutions to authorized non-casino locations such as bars, restaurants, convenience stores, truck stops, and fraternal and veteran establishments across the country. Accel installs, maintains, operates and services gaming terminals and related equipment for its location partners as well as redemption devices, stand-alone ATMs and amusement devices, including jukeboxes, dartboards, pool tables, and other entertainment related equipment. Accel also designs and manufactures gaming terminals and related equipment.

Cautionary Note Regarding Forward-Looking Statements
This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements, including, but not limited to, any statements regarding our estimates of Adjusted EBITDA, our ability to expand into the Southeastern market and the anticipated effects and benefits from acquiring Toucan. The words “predict,” “estimated,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would,” “continue,” and similar expressions or the negatives thereof are intended to identify forward-looking statements. These forward-looking statements represent our current reasonable expectations and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. We cannot guarantee the accuracy of the forward-looking statements, and you should be aware that results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors including, but not limited to: the effective integration of Toucan’s operations, establishments and terminals with Accel’s, the integration of new technology to Accel’s portfolio and the integration of player rewards programs into Accel’s system or expansion of those rewards programs in other US markets; Accel’s ability to operate in existing markets or expand into new jurisdictions; Accel’s ability to offer new and innovative products and services that fulfill the needs of location partners and create strong and sustained player appeal; Accel’s dependence on relationships with key manufacturers, developers and third parties to obtain gaming terminals, amusement machines, and related supplies, programs, and technologies for its business on acceptable terms; the negative impact on Accel’s future results of operations by the slow growth in demand for gaming terminals and by the slow growth of new gaming jurisdictions; Accel’s heavy dependency on its ability to win, maintain and renew contracts with location partners; the parties' ability to satisfy the conditions to the consummation of the proposed acquisition of Fairmount Holdings, Inc. and the risk that the proposed acquisition may not be completed in a timely manner or at all; unfavorable macroeconomic conditions or decreased discretionary spending due to other factors such as interest rate volatility, persistent inflation, actual or perceived instability in the U.S. and global banking systems, high fuel rates, recessions, epidemics or other public health issues, terrorist activity or threat thereof, civil unrest or other macroeconomic or political uncertainties, that could adversely affect Accel’s business, results of operations, cash flows and financial conditions and other risks and uncertainties indicated from time to time in documents filed or to be filed with the Securities and Exchange Commission (“SEC”).

Accordingly, forward-looking statements, including any projections or analysis, should not be viewed as factual and should not be relied upon as an accurate prediction of future results. The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on Accel. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed by Accel with the SEC on February 28, 2024 (the “Form 10-K”), as well as Accel’s other filings with the SEC. Except as required by law, we do not undertake publicly to update or revise these statements, even if experience or future changes make it clear that any projected results expressed in this or other press releases or future quarterly reports, or company statements will not be realized. In addition, the inclusion of any statement in this press release does not constitute an admission by us that the events or circumstances described in such statement are material. We qualify all of our forward-looking statements by these cautionary statements. In addition, the industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors including those described in the section entitled “Risk Factors” in the Form 10-K, as well as Accel’s other filings with the SEC. These and other factors could cause our results to differ materially from those expressed in this press release.

Industry and Market Data
Unless otherwise indicated, information contained in this press release concerning our industry and the markets in which we operate, including our general expectations and market position, market opportunity, and market size, is based on information from various sources, on assumptions that we have made that are based on those data and other similar sources, and on our knowledge of the markets for our services. This information includes a number of assumptions and limitations, and you are cautioned not to give undue weight to such information. In addition, projections, assumptions, and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the Annual Report on Form 10-K filed by Accel with the SEC, as well as Accel's other filings with the SEC. These and other factors could cause results to differ materially from those expressed in the estimates made by third parties and by us.

Non-GAAP Financial Information
This press release includes certain financial information not prepared in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”), including Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure and is a key metric used to monitor ongoing core operations. Management of Accel believes Adjusted EBITDA enhances the understanding of Accel’s underlying drivers of profitability and trends in Accel’s business and facilitates company-to-company and period-to-period comparisons, because this non-GAAP financial measure excludes the effects of certain non-cash items, represents certain nonrecurring items that are unrelated to core performance, or excludes non-core operations. Management of Accel also believes that this non-GAAP financial measure is used by investors, analysts and other interested parties as measures of financial performance.

We have not reconciled our Adjusted EBITDA estimate for fiscal year 2025 because certain items that impact these figures are uncertain or out of our control and cannot be reasonably predicted. Accordingly, reconciliation of our Adjusted EBITDA estimate is not available without unreasonable effort.

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Eric Bonach
H/Advisors Abernathy
212-371-5999
eric.bonach@h-advisors.global